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                                  EXHIBIT 23.02

                         CONSENT OF ARTHUR ANDERSEN LLP

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                               ARTHUR ANDERSON LLP



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 1, 1996 included in the Company's Form 10-K for the year ended December 30, 1995 and to all references to our Firm included in this registration statement.



                                        ARTHUR ANDERSEN LLP


                                        /s/  Arthur Andersen LLP


Boise, Idaho
 December 11, 1996